UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22969

Palmer Squre Opportunistic Income Fund
(Exact name of registrant as specified in charter)

2000 Shawnee Mission Parkway Suite 300
Mission Woods, KS 66205
(Address of principal executive offices) (Zip code)

Anne J. Dorian
Senior Regulatory Counsel
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, KS 66205
(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 870-3088

Date of fiscal year end: July 31

Date of reporting period: October 31, 2016

Item 1. Schedule of Investments.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016 (Unaudited)

Principal Amount		Value

	BANK LOANS – 3.1%
$300,000	Ascend Learning LLC 9.500%, 11/30/2020[1,2]	$297,750
150,000	AssuredPartners, Inc. 10.000%, 10/20/2023[1,2]	150,619
262,500	Duff & Phelps Corp. 9.500%, 4/23/2021[1,2]	261,187
272,127	EIG Investors Corp. 6.480%, 11/9/2019[1,2]	265,494
125,000	EP Energy LLC 9.750%, 6/30/2021[1,2]	128,438
320,000	Fairmount Santrol, Inc. 4.500%, 3/15/2017[2]	314,134
65,000	LSC Communications, Inc. 7.000%, 9/30/2022[1,2]	64,675
310,000	Renaissance Learning, Inc. 8.000%, 4/11/2022[1,2]	306,125
210,000	SRS Distribution, Inc. 9.750%, 2/25/2023[1,2]	213,150
218,900	Veritas US, Inc. 6.625%, 1/27/2023[2]	204,433
80,000	Walter Investment Management Corp. 4.750%, 12/18/2020[1,2]	75,117

	TOTAL BANK LOANS (Cost $2,182,407)	2,281,122

	BONDS – 86.1%
	ASSET-BACKED SECURITIES – 83.9%
900,000	Apidos CLO XIX Series 2014-19A, Class E, 6.330%, 10/17/2026[1,2,3]	804,496
375,000	Atrium XI Series 11A, Class E, 5.982%, 10/23/2025[1,2,3]	337,966
	Babson CLO Ltd.
250,000	Series 2013-IA, Class E, 5.281%, 4/20/2025[1,2,3]	219,712
1,500,000	Series 2013-IA, Class F, 6.131%, 4/20/2025[1,2,3]	1,236,067
750,000	Series 2014-IIA, Class D, 4.480%, 10/17/2026[1,2,3]	712,598
	Benefit Street Partners CLO V Ltd.
500,000	Series 2014-VA, Class D, 4.431%, 10/20/2026[1,2,3]	467,971
1,000,000	Series 2014-VA, Class E, 6.031%, 10/20/2026[1,2,3]	849,812
1,000,000	Betony CLO Ltd. Series 2015-1A, Class E, 6.230%, 4/15/2027[1,2,3]	843,299
	BlueMountain CLO Ltd.
250,000	Series 2013-1A, Class C, 4.217%, 5/15/2025[1,2,3]	245,308
1,200,000	Series 2013-1A, Class D, 5.417%, 5/15/2025[1,2,3]	1,110,752
925,000	Series 2014-1A, Class F, 6.257%, 4/30/2026[1,2,3]	751,852

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Carlyle Global Market Strategies CLO Ltd.
$875,000	Series 2013-2A, Class E, 5.882%, 4/18/2025[1,2,3]	$816,844
1,000,000	Series 2013-2A, Class F, 6.282%, 4/18/2025[1,2,3]	814,840
1,250,000	Series 2014-3A, Class D1, 5.834%, 7/27/2026[1,2,3]	1,135,642
450,000	Series 2014-3A, Class E, 6.784%, 7/27/2026[1,2,3]	380,944
	Catamaran CLO Ltd.
750,000	Series 2012-1A, Class E, 5.820%, 12/20/2023[1,2,3]	691,406
750,000	Series 2013-1A, Class E, 5.886%, 1/27/2025[1,2,3]	686,629
2,500,000	Series 2014-2A, Class C, 4.382%, 10/18/2026[1,2,3]	2,305,397
1,000,000	Series 2015-1A, Class E, 6.032%, 4/22/2027[1,2,3]	872,245
1,250,000	Cent CLO Series 2012-16A, Class DR, 6.627%, 8/1/2024[1,2,3]	1,248,199
2,000,000	Cent CLO 17 Series 2013-17A, Class D, 6.757%, 1/30/2025[1,2,3]	1,960,303
2,250,000	Cent CLO 18 Ltd. Series 2013-18A, Class E, 5.482%, 7/23/2025[1,2,3]	2,035,600
	Cent CLO 21 Ltd.
1,000,000	Series 2014-21A, Class A1B, 2.276%, 7/27/2026[1,2,3]	999,964
1,500,000	Series 2014-21A, Class D, 5.886%, 7/27/2026[1,2,3]	1,267,321
750,000	Cent CLO 22 Ltd. Series 2014-22A, Class E, 7.188%, 11/7/2026[1,2,3]	556,094
1,750,000	CIFC Funding Ltd. Series 2012-2A, Class B2R, 6.585%, 12/5/2024[1,2,3]	1,719,826
1,000,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 7.280%, 4/15/2027[1,2,3]	849,728
	Dryden XXII Senior Loan Fund
3,250,000	Series 2011-22A, Class SUB, 0.000%, 1/15/2022[1,3]	2,016,618
2,000,000	Series 2011-22A, Class D, 6.080%, 1/15/2022[1,2,3]	1,960,918
	Dryden XXIV Senior Loan Fund
2,250,000	Series 2012-24RA, Class ER, 6.767%, 11/15/2023[1,2,3]	2,219,722
1,500,000	Series 2012-24RA, Class FR, 8.717%, 11/15/2023[1,2,3]	1,353,601
1,500,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class E, 6.380%, 1/15/2025[1,2,3]	1,436,783
2,000,000	Dryden XXVI Senior Loan Fund Series 2013-26A, Class E, 5.380%, 7/15/2025[1,2,3]	1,821,976
675,000	Emerson Park CLO Ltd. Series 2013-1A, Class E, 5.730%, 7/15/2025[1,2,3]	606,597
925,000	Finn Square CLO Ltd. Series 2012-1A, Class D, 5.907%, 12/24/2023[1,2,3]	873,665
	Flatiron CLO Ltd.
1,250,000	Series 2011-1A, Class E, 5.280%, 1/15/2023[1,2,3]	1,249,227
250,000	Series 2012-1A, Class D, 6.382%, 10/25/2024[1,2,3]	241,004
1,250,000	Gramercy Park CLO Ltd. Series 2012-1A, Class DR, 6.380%, 7/17/2023[1,2,3]	1,241,685

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Greywolf CLO II Ltd. Series 2013-1A, Class E, 5.930%, 4/15/2025[1,2,3]	$800,513
2,250,000	Greywolf CLO III Ltd. Series 2014-1A, Class D, 5.982%, 4/22/2026[1,2,3]	2,021,726
1,125,000	Greywolf CLO IV Ltd. Series 2014-2A, Class D, 6.480%, 1/17/2027[1,2,3]	1,032,826
500,000	Jamestown CLO II Ltd. Series 2013-2A, Class D, 6.632%, 1/22/2025[1,2,3]	471,167
875,000	Madison Park Funding X Ltd. Series 2012-10A, Class ER, 8.458%, 1/20/2029[1,2,3]	861,753
325,000	Magnetite VI Ltd. Series 2012-6A, Class ER, 6.400%, 9/15/2023[1,2,3]	326,464
1,750,000	Magnetite VII Ltd. Series 2012-7A, Class DR, 7.850%, 1/15/2025[1,2,3]	1,758,623
425,000	Marathon CLO IV Ltd. Series 2012-4A, Class D, 6.561%, 5/20/2023[1,2,3]	362,393
2,750,000	Marine Park CLO Ltd. Series 2012-1A, Class DR, 6.251%, 5/18/2023[1,2,3]	2,661,352
	Mountain View CLO Ltd.
1,000,000	Series 2014-1A, Class INC1, 0.000%, 10/15/2026[3]	268,750
375,000	Series 2014-1A, Class F, 6.680%, 10/15/2026[2,3]	188,392
1,500,000	Series 2015-9A, Class D, 6.230%, 7/15/2027[1,2,3]	1,305,057
1,000,000	Mountain View CLO X Ltd. Series 2015-10A, Class E, 5.728%, 10/13/2027[1,2,3]	822,142
500,000	OHA Credit Partners VI Ltd. Series 2012-6A, Class DR, 4.008%, 5/15/2023[1,2,3]	500,357
1,500,000	Race Point VII CLO Ltd. Series 2012-7A, Class INC, 0.000%, 11/8/2024[1,3]	710,954
	Voya CLO Ltd.
375,000	Series 2012-1A, Class ER, 7.356%, 3/14/2022[1,2,3]	374,360
1,943,000	Series 2012-3A, Class ER, 6.535%, 10/15/2022[1,2,3]	1,943,386
500,000	Series 2013-1A, Class C, 4.380%, 4/15/2024[1,2,3]	494,135
1,750,000	Series 2013-2A, Class D, 5.882%, 4/25/2025[1,2,3]	1,635,317
325,000	Series 2013-2A, Class E, 6.382%, 4/25/2025[1,2,3]	263,506
	West CLO Ltd.
750,000	Series 2012-1A, Class D, 7.257%, 10/30/2023[1,2,3]	680,071
500,000	Series 2014-1A, Class C, 4.332%, 7/18/2026[1,2,3]	454,229

	TOTAL ASSET-BACKED SECURITIES (Cost $60,912,245)	60,880,084

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.0%
	FREMF Mortgage Trust
421,567	Series 2015-KF12, Class B, 7.634%, 9/25/2022[1,2]	458,373

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	FREMF Mortgage Trust (Continued)
$250,000	Series 2016-KF22, Class B, 5.550%, 7/25/2023[1,2,3]	$249,921

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $673,294)	708,294

	CORPORATE – 1.2%
	CONSUMER, CYCLICAL – 0.2%
170,000	TI Group Automotive Systems LLC 8.750%, 7/15/2023[1,3]	180,200

	CONSUMER, NON-CYCLICAL – 0.2%
120,000	Sterigenics-Nordion Topco LLC 8.125%, 11/1/2021[1,3]	117,900

	ENERGY – 0.3%
175,000	Basic Energy Services, Inc. 7.750%, 2/15/2019[1,4]	82,688
160,000	Murray Energy Corp. 11.250%, 4/15/2021[1,3]	123,600
		206,288
	FINANCIAL – 0.1%
30,000	Ocwen Financial Corp. 6.625%, 5/15/2019[1]	28,650
45,000	Walter Investment Management Corp. 7.875%, 12/15/2021[1]	35,325
		63,975
	TECHNOLOGY – 0.4%
250,000	Rackspace Hosting, Inc. 6.500%, 1/15/2024[1,3]	287,187

	TOTAL CORPORATE (Cost $791,894)	855,550

	TOTAL BONDS (Cost $62,377,433)	62,443,928

Number of Shares

	COMMON STOCKS – 0.1%
	FINANCIAL – 0.1%
1,630	Communications Sales & Leasing, Inc. - REIT	46,341

	TOTAL COMMON STOCKS (Cost $47,011)	46,341

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016 (Unaudited)

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS – 0.2%
	PUT OPTIONS – 0.2%
	Continental Resources, Inc.
100	Exercise Price: $40.00, Expiration Date: January 20, 2017	$11,750
50	Exercise Price: $42.00, Expiration Date: December 17, 2016	5,000
50	Exercise Price: $46.00, Expiration Date: November 18, 2016	5,250
	Deutsche Bank AG
65	Exercise Price: $8.00, Expiration Date: January 18, 2019	7,962
	iShares iBoxx $High Yield Corporate Bond ETF
160	Exercise Price: $84.00, Expiration Date: November 18, 2016	4,160
175	Exercise Price: $85.00, Expiration Date: November 18, 2016	8,750
165	Exercise Price: $82.00, Expiration Date: December 16, 2016	5,528
	iShares Russell 2000 ETF
85	Exercise Price: $112.00, Expiration Date: November 18, 2016	4,930
50	Exercise Price: $114.00, Expiration Date: December 16, 2016	8,775
	Oasis Petroleum, Inc.
200	Exercise Price: $8.00, Expiration Date: January 20, 2017	9,000
150	Exercise Price: $9.00, Expiration Date: November 18, 2016	3,150
100	Exercise Price: $9.00, Expiration Date: December 16, 2016	5,000
	SM Energy Co.
100	Exercise Price: $25.00, Expiration Date: January 20, 2017	11,000
50	Exercise Price: $30.00, Expiration Date: December 16, 2016	8,500
	SPDR S&P 500 ETF Trust
175	Exercise Price: $42.00, Expiration Date: December 16, 2016	18,900
30	Exercise Price: $207.00, Expiration Date: November 18, 2016	4,635
170	Exercise Price: $208.00, Expiration Date: November 18, 2016	29,920
50	Exercise Price: $200.00, Expiration Date: December 16, 2016	8,525
	Whiting Petroleum Corp.
100	Exercise Price: $8.00, Expiration Date: December 16, 2016	7,300
200	Exercise Price: $7.00, Expiration Date: January 20, 2017	12,000

	TOTAL PUT OPTIONS (Cost $193,989)	180,035

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $193,989)	180,035

Number of Shares

	SHORT-TERM INVESTMENTS – 0.8%
550,554	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I, 0.218%[5]	550,554

	TOTAL SHORT-TERM INVESTMENTS (Cost $550,554)	550,554

	TOTAL INVESTMENTS – 90.3% (Cost $65,351,394)	65,501,980

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016 (Unaudited)

Value
Other Assets in Excess of Liabilities – 9.7%	$7,057,555

TOTAL NET ASSETS – 100.0%	$72,559,535

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	SPDR S&P 500 ETF Trust
(85)	Exercise Price: $180.00, Expiration Date: November 18, 2016	$(637)
(25)	Exercise Price: $180.00, Expiration Date: December 16, 2016	(913)
		(1,550)
	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $6,910)	$(1,550)

REIT – Real Estate Investment Trust

[1]	Callable.
[2]	Variable, floating or step rate security.
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $61,838,892.

[4]	Security is in default.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Schedule of Investments.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016 (Unaudited)

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Pay/(a) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
J.P. Morgan
Deutsche Bank AG	Receive	1.00	12/20/18	€115,000	$(12,160)	$4,067
TOTAL CREDIT DEFAULT SWAP CONTRACTS					$(12,160)	$4,067

(a)
If Palmer Square Opportunistic Income Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Opportunistic Income Fund is receiving a fixed rate, Palmer Square Opportunistic Income Fund acts as guarantor of the variable instrument.

TOTAL RETURN SWAP CONTRACTS

Counterparty/ Reference Entity	Notional Amount(b)	Pay/Receive Total Return Reference Entity	Financing Rate	Termination Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
The Bank of Nova Scotia
Loan Funding I, Ltd. - OTC(c)	$14,203,581	Receive	1-Month USD-LIBOR-ICE + 1.15%	7/17/17	$-	$108,091

TOTAL TOTAL RETURN SWAP CONTRACTS					$-	$108,091

(b)	The notional amount of a total return swap contract is the reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
(c)	Loan Funding I, Ltd. consists of a portfolio of BBB to B- rated bank loans.

SWAPTIONS CONTRACTS
CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES

Counterparty/ Reference Entity	Buy/Sell Protection	Exercise Price	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
J.P. Morgan
Markit CDX.NA.HY.27 V1
Put - 5 Year	Buy	101.00	11/16/16	3,000,000	$16,800	$3,398
Put - 5 Year	Buy	102.00	11/16/16	4,250,000	26,825	8,775
Put - 5 Year	Buy	100.00	12/21/16	1,000,000	7,800	4,085
Put - 5 Year	Buy	101.00	12/21/16	1,250,000	7,000	7,097
TOTAL CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES					$58,425	$23,355

See accompanying Notes to Schedule of Investments.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016 (Unaudtied)

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value At Trade Date	Value At October 31, 2016	Unrealized Appreciation (Depreciation)
(2)	2-Year U.S. Treasury Note (CBT)	December 2016	$(436,963)	$(436,281)	$682
TOTAL FUTURES CONTRACTS			$(436,963)	$(436,281)	$682

See accompanying Notes to Schedule of Investments.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS
October 31, 2016 (Unaudited)

Note 1 – Organization
The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust on May 1, 2014, and is registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended.  Shares of the Fund are being offered on a continuous basis (the “Shares”).  The Fund commenced operations on August 29, 2014.  The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund has an “interval fund” structure pursuant to which the Fund, subject to applicable law, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”).  Subject to the approval of the Fund’s Board of Trustees, the Fund will seek to conduct such quarterly repurchase offers typically for 10% of the Fund’s outstanding Shares at NAV.  In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares.  Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund.  The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
October 31, 2016 (Unaudited)

(b) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.  In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Swap Agreements and Swaptions
The Fund may enter into credit default swap agreements for investment purposes.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value.  The notional value will be used to segregate liquid assets for selling protection on credit default swaps.  If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
October 31, 2016 (Unaudited)

The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index).  That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

(d) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
October 31, 2016 (Unaudited)

(e) Futures Contracts
The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract.  This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

Note 3 – Federal Income Taxes
At October 31, 2016, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$65,361,677

Gross unrealized appreciation	$2,422,296
Gross unrealized depreciation	(2,281,993)

Net unrealized appreciation on investments	$140,303

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Note 4 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
October 31, 2016 (Unaudited)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3**	Total
Bank Loans	$-	$2,281,122	$-	$2,281,122
Bonds*	-	62,443,928	-	62,443,928
Common Stock*	46,341	-	-	46,341
Purchased Options Contracts	180,035	-	-	180,035
Short-Term Investments	550,554	-	-	550,554
Total Investments	776,930	64,725,050	-	65,501,980
Other Financial Instruments***
Futures Contracts	682	-	-	682
Credit Default Swap Contracts	-	4,067	-	4,067
Total Return Swap Contracts	-	108,091	-	108,091
Credit Default Swaptions Contracts on Credit Indices	-	23,355	-	23,355
Total Assets	$777,612	$64,860,563	$-	$65,638,175
Liabilities
Written Options Contracts	$1,550	$-	$-	$1,550
Total Liabilities	$1,550	$-	$-	$1,550

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
October 31, 2016 (Unaudited)

**	All bonds held in the Fund are Level 2 securities. All common stocks are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
***
Other financial instruments are derivative instruments, such as futures contracts, forward contracts, swaptions contracts and swap contracts.  Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d‑15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Palmer Square Opportunistic Income Fund

By:	/s/ Christopher D. Long
Title:	Christopher D. Long, President

Date:	12/30/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher D. Long
(Signature and Title)	Christopher D. Long, President

Date:	12/30/16

By:	/s/ Brooke Condie
(Signature and Title)	Brooke Condie, Treasurer

Date:	12/30/16